Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(3,122,523)
Unrealized Gain (Loss) on Market Value of Futures	3,279,322
Realized Gain (Loss) on Short Term Investments	(17,668)
Dividend Income	7,985
Interest Income	73,515
Total Income (Loss)	$220,631

Expenses
Management Fees	$82,790
Professional Fees	21,023
Brokerage Commissions	8,743
Directors' Fees and insurance	2,317
Total Expenses	$114,873
Net Income (Loss)	$105,758

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/20	$126,442,982
Net Income (Loss)	105,758

Net Asset Value End of Month	$126,548,740
Net Asset Value Per Share (4,750,000 Shares)	$26.64

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$714,926
Unrealized Gain (Loss) on Market Value of Futures	721,875
Dividend Income	1,343
Interest Income	2,342
ETF Transaction Fees	702
Total Income (Loss)	$1,441,188

Expenses
Management Fees	$6,954
Professional Fees	7,300
Brokerage Commissions	743
Directors' Fees and insurance	129
Total Expenses	15,126
Expense Waiver	(6,567)
Net Expenses	$8,559
Net Income (Loss)	$1,432,629

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/20	$11,384,256
Additions (150,000 Shares)	2,477,087
Net Income (Loss)	1,432,629

Net Asset Value End of Month	$15,293,972
Net Asset Value Per Share (900,000 Shares)	$16.99

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(2,407,597)
Unrealized Gain (Loss) on Market Value of Futures	4,001,197
Realized Gain (Loss) on Short Term Investments	(17,668)
Dividend Income	9,328
Interest Income	75,857
ETF Transaction Fees	702
Total Income (Loss)	$1,661,819

Expenses
Management Fees	$89,744
Professional Fees	28,323
Brokerage Commissions	9,486
Directors' Fees and insurance	2,446
Total Expenses	129,999
Expense Waiver	(6,567)
Net Expenses	$123,432
Net Income (Loss)	$1,538,387

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/20	$137,827,238
Additions (150,000 Shares)	2,477,087
Net Income (Loss)	1,538,387

Net Asset Value End of Month	$141,842,712

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596